EX-10.7
                                 DATAMEG CORP.

                             STOCK OPTION AGREEMENT

1. Grant of Option. DataMEG Corp., a New York corporation (the "Company"), hereby grants to Rex Hester (the "Optionee") an option to purchase an aggregate of One Million Seven Hundred Fifty Thousand (1,750,000) shares of Common Stock ("Common Stock") of the Company at a price of One Cent ($0.01) per share, purchasable as set forth in and subject to the terms and conditions of this option.

2. Non-Statutory Stock Option. This option is not intended to qualify as an incentive stock option within the meaning of Section 422 of the Internal Revenue Code.

3. Exercise of option and Provisions for Termination.

  (a) Vesting Schedule. Except as otherwise provided in this Agreement, this option is fully vested as of the date hereof and may be exercised prior to the tenth anniversary of the date of grant
(hereinafter the "Expiration Date").

The right of exercise shall be cumulative so that if the option is not exercised to the maximum extent permissible at any time, it shall be exercisable, in whole or in part, with respect to all shares not so purchased at any time prior to the Expiration Date or the earlier termination of this option. This option may not be exercised at any time on or after the Expiration Date, except as otherwise provided in
Section 3(c) below.

  (b) Exercise Procedure. Subject to the conditions set forth in this Agreement, this option shall be exercised by the Optionee's delivery of written notice of exercise in the form attached hereto as Exhibit "A" to the President of the Company, specifying the number of shares to be purchased and the purchase price to be paid therefor and accompanied by payment in full in accordance with Section 4. Such exercise shall be effective upon receipt by the President of the Company of such written notice together with the required payment. The Optionee may purchase less than the number of shares covered hereby, provided that no partial exercise of this option may be for any fractional share or for fewer than One Thousand (1,000) whole shares.

  (c) Exercise Period Upon Death or Disability. If the Optionee dies or becomes disabled this option shall be exercisable, within the period of one year following the date of death or disability of the Optionee (whether or not such exercise occurs before the Expiration Date), by the Optionee or by the person to whom this option is transferred by will or the laws of descent and distribution, provided that this option shall be exercisable only to the extent that this option was exercisable by the Optionee on the date of his or her death or disability. Except as otherwise indicated by the context, the term "Optionee," as used in this option, shall be deemed to include the estate of the Optionee or any person who acquires the right to exercise this option by bequest or inheritance or otherwise by reason of the death of the Optionee.

4. Payment of Purchase Price.

  (a) Method of Payment. Payment of the purchase price for shares purchased upon exercise of this option shall be made (i) by delivery to the Company of cash or a check to the order of the Company in an amount equal to the purchase price of such shares, (ii) subject to the consent of the Company, by delivery to the Company of shares of Common Stock of the Company then owned by the Optionee having a fair market value equal in amount to the purchase price of such shares, (iii) by any other means which the Company's Board of Directors determines are consistent with the applicable laws and regulations (including, without limitation, the provisions of Rule 16b-3 under the Securities Exchange Act of 1934 and Regulation T promulgated by the Federal Reserve Board), or (iv) by any combination of such methods of payment.

  (b) Valuation of Shares or Other Non-Cash Consideration Tendered in Payment of Purchase Price. For the purposes hereof, the fair market value of any share of the Company's Common Stock or other non-cash consideration which may be delivered to the Company in exercise of this option shall be determined in good faith by the Board of Directors of the Company.

  (c) Delivery of Shares Tendered in Payment of Purchase Price. If the Optionee exercises this option by delivery of shares of Common Stock of the Company, the certificate or certificates representing the shares of Common Stock of the Company to be delivered shall be duly executed in blank by the Optionee or shall be accompanied by a stock power duly executed in blank suitable for purposes of transferring such shares to the Company. Fractional shares of Common Stock of the Company will not be accepted in payment of the purchase price of shares acquired upon exercise of this option.

  (d) Restrictions on Use of Option Stock. Notwithstanding the foregoing, no shares of Common Stock of the Company may be tendered in payment of the purchase price of shares purchased upon exercise of this option if the shares to be so tendered were acquired within twelve (12) months before the date of such tender through the exercise of this option or any other option granted by the Company under any stock option or restricted stock plan of the Company.

5. Delivery of Shares; Compliance With Securities Laws, Etc.

  (a) General. The Company shall, upon payment of the option price for the number of shares purchased and paid for, make prompt delivery of such shares to the Optionee, provided that if any law or regulation requires the Company to take any action with respect to such shares before the issuance thereof, then the date of delivery of such shares shall be extended for the period necessary to complete such action.

  (b) Listing, Qualification, Etc. This option shall be subject to the requirement that if, at any time, counsel to the Company shall determine that the listing, registration or qualification of the shares subject hereto upon any securities exchange or under any state or federal law, or the consent or approval of any governmental or regulatory body, or that the disclosure of non-public information or the satisfaction of any other condition is necessary as a condition of, or in connection with, the issuance or purchase of shares hereunder, this option may not be exercised, in whole or in part, unless such listing, registration, qualification, consent or approval, disclosure or satisfaction of such other condition shall have been effected or obtained on terms acceptable to the Board of Directors. Nothing herein shall be deemed to require the Company to apply for, effect or obtain such listing, registration, qualification or disclosure, or to satisfy such other condition.

6. Nontransferability of Option. This option is personal and no rights granted hereunder may be transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) nor shall any such rights be subject to execution, attachment or similar process, except that this option may be transferred (i) by will or the laws of descent and distribution or (ii) pursuant to a qualified domestic relations order as defined in Section 414(p) of the Internal Revenue Code. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of this option or of such rights contrary to the provisions hereof, or upon the levy of any attachment or similar process upon this option or such rights, this option and such rights shall, at the election of the Company, become null and void.

7. Rights as a Shareholder. The Optionee shall have no rights as a shareholder with respect to any shares which may be purchased by exercise of this option (including, without limitation, any rights to receive dividends or non-cash distributions with respect to such shares) unless and until a certificate representing such shares is duly issued and delivered to the Optionee. No adjustment shall be made for dividends or other rights for which the record date is prior to the date such stock certificate is issued.

8. Adjustment Provisions for Recapitalizations and Related
Transactions.

  (a) General. If, through or as a result of any merger, consolidation, sale of all or substantially all of the assets of the Corporation, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar transaction,

        (i) the outstanding shares of Common Stock are increased, decreased or exchanged for a different number or kind of shares or other securities of the Corporation, or

        (ii) additional shares or new or different shares or other securities of the Corporation or other non-cash assets are distributed with respect to such shares of Common Stock or other securities, an appropriate and proportionate adjustment shall be made in (x) the number and kind of shares or other securities subject to this Option Agreement, and (y) the price for each share subject to this Option Agreement, without changing the aggregate purchase price as to which such options remain exercisable.

  (b) Board Authority to Make Adjustments.  Any adjustments under this
Section 8 will be made by the Board of Directors, whose determination as to what adjustments, if any, will be made and the extent thereof will be final, binding and conclusive. No fractional shares will be issued pursuant to this option on account of any such adjustments.

9. Withholding Taxes. The Company's obligation to deliver shares upon the exercise of this option shall be subject to the Optionee's satisfaction of all applicable federal, state and local income and employment tax withholding requirements.

10. Investment Representations; Legends.

  (a) Representations. The Optionee represents, warrants and covenants that:

        (i) Any shares purchased upon exercise of this option shall be acquired for the Optionee's account for investment only, and not with a view to, or for sale in connection with, any distribution of the shares in violation of the Securities Act of 1933 (the "Securities Act"), or any rule or regulation under the Securities Act.

        (ii) The Optionee has had such opportunity as he or she has deemed adequate to obtain from representatives of the Company such information as is necessary to permit the Optionee to evaluate the merits and risks of his or her investment in the Company.

        (iii) The Optionee is able to bear the economic risk of holding such shares acquired pursuant to the exercise of this option for an indefinite period.

        (iv) The Optionee understands that (A) the shares acquired pursuant to the exercise of this option will not be registered under the Securities Act and are "restricted securities" within the meaning of Rule 144 under the Securities Act; (B) such shares cannot be sold, transferred or otherwise disposed of unless they are subsequently registered under the Securities Act or an exemption from registration is then available; (C) in any event, an exemption from registration under Rule 144 or otherwise under the Securities Act not be available for at least two years and even then will not be available unless a public market then exists for the Common Stock, adequate information concerning the Company is then available to the public, and other terms and conditions of Rule 144 are complied with; and
        (D) there is now no registration statement on file with the Securities and Exchange Commission with respect to any stock of the Company and the Company has no obligation or current intention to register any shares acquired pursuant to the exercise of this option under the Securities Act.

        (v) The Optionee agrees that, if the Company offers any of its Common Stock for sale pursuant to a registration statement under the Securities Act, the Optionee will not, without the prior written consent of the Company, offer, sell, contract to sell or otherwise dispose of, directly or indirectly (a "Disposition"), any shares purchased upon exercise of this option for a period of 90 days after the effective date of such registration statement.

By making payment upon exercise of this option, the Optionee shall be deemed to have reaffirmed, as of the date of such payment, the representations made in this Section 10.

  (b) Legends on Stock Certificate. All stock certificates representing shares of Common Stock issued to the Optionee upon exercise of this option shall have affixed thereto legends substantially in the following forms, in addition to any other legends required by applicable state Law:

"The shares of stock represented by this certificate have not been registered under the Securities Act of 1933 and may not be transferred, sold or otherwise disposed of in the absence of an effective registration statement with respect to the shares evidenced by this certificate, filed and made effective under the Securities Act of 1933, or an opinion of counsel satisfactory to the Company to the effect that registration under such Act is not required."

"The shares of stock represented by this certificate are subject to certain restrictions on transfer contained in an Option Agreement, a copy of which will be furnished upon request by the issuer."

11. Miscellaneous.

  (a) Except as provided herein, this option may not be amended or otherwise modified unless evidenced in writing and signed by the Company and the Optionee.

  (b) All notices under this option shall be mailed or delivered by hand to the parties at their respective addresses set forth beneath their names below or at such other address as may be designated in writing by either of the parties to one another.

  (c) This option shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts, without reference to its conflict of laws provisions.

                                 DATAMEG CORP.

January __, 2004 By: Andrew Benson, President Hereunto Duly Authorized

OPTIONEE'S ACCEPTANCE

        The undersigned hereby accepts the foregoing option and agrees to the terms and conditions thereof.

                                    OPTIONEE

Date: January __, 2004 Rex Hester Address:  XXXX XXXXX XXXXXX, NC 27207

EXHIBIT 1

Notice of Option Exercise

Date:

TO: The President of DataMEG Corp.:

        The undersigned, in accordance with the provisions of a stock option agreement ("agreement") between datameg corp. ("Corporation") and the undersigned, hereby gives notice pursuant to section 3(b) of the agreement of the undersigned's exercise of the option pursuant to the agreement to purchase (#)____________ common shares of the corporation for the aggregate payment for said shares of $____________ ("price") payable as follows (please check one):

       By the tender of a check for immediately available funds for the entire price (enclose check made payable to "datameg corp.");

       Subject to the consent of the corporation, by tendering (#)____________ shares of the corporation's (type)_____________ stock;

       Subject to the consent of the corporation, by tendering $____________ in cash (enclose check made payable to "datameg corp.") and (#)____________ shares of the corporation's (type)_____________ stock; or

       By alternative means approved by the corporation's board of directors as follows:
________________________________________________________________________________
________________________________________________________________________________
_________________________________________

        The undersigned represents and warrants to the Corporation that all of the representations and warranties set forth in Section 10(a) of the Agreement are true and correct as of the date of this Notice.



                                                Signature:

                                                Name:

                                                Address:



                                                Social Security Number: